                                                                   EXHIBIT 10.91

                             CLARK COUNTY, NEVADA
                                 BID PROPOSAL
                                BID NO. 4182-98
                LAS VEGAS BELTWAY - WESTERN SECTIONS 7, 8 AND 9

                          REVISED PER ADDENDUM NO. 2
                          --------------------------

     MEADOW VALLEY CONTRACTORS, INC.
--------------------------------------------------------------------------------
                                  (NAME)

     P.O. BOX 549, MOAPA, NEVADA 89025
--------------------------------------------------------------------------------
                                 (ADDRESS)

THE UNDERSIGNED PROPOSES AND AGREES:

1. To complete all work for which a contract may be awarded to the Bidder and to furnish any and all labor, equipment, materials, transportation, and other facilities required for the services as set forth in the Proposal and Contract Documents.

2. That the Bidder has examined the Contract Documents and the site(s) for the proposed work and satisfied themselves as to the character, quality of work to be performed, materials to be furnished and as to the requirements of the specifications.

3. That the Bidder has completed all information in the blanks provided and has submitted the following within this bid proposal:

     a. Each subcontractor which will be paid an amount exceeding five percent (5%) of the total bid amount.

     b.   Has represented their qualification for Preferential Bidder Status.

     c. Has submitted a bid security (in the form of, at Bidder's option. A Cashiers Check, Certified Check, Money Order, or Bid Bond in favor of the Owner(s) in the amount of Five Percent (5%) of the bid amount.

4. If the Bidder is one of the three (3) apparent low bidders at the bid opening, they must submit Bid Attachment 2 within two hours after completion of the bid opening. Faxing is not allowed. This Attachment must
                                                                           ----
     be time stamped by the Department of General Services. Submission after the
     -----------------------------------------------------
     two (2) hour time limit will be rejected and/or returned unopened and the bid may be deemed non-responsive.

     a.   Projects EXCEEDING Five Million Dollars ($5,000,000).
                   ---------

      1) The Bidders shall list subcontractors which will provide labor/improvements exceeding one percent (1%) of the prime contractor's total bid amount, or $50,000.00, whichever is greater.

5. Upon faxed receipt of a letter of Intent to Award the contract, the bidder will provide the following submittals within seven (7) days from receipt of the Notice.

     a. Performance Bond, Labor and Material Payment Bond and a Guaranty Bond, for One Hundred Percent (100%) of the contract price as required.

     b. Certificates of insurance for Commercial General Liability in the amount of $1,000,000, Automobile Liability in the amount of $1,000,000, Explosion, Collapse and Underground in the amount of $1,000,000 Installation Floater and a SIIS certificate as required by law.

     c. Certificate of insurance for Commercial General Liability in the amount of $5,000,000 with Kern River Gas Transmission Company named as sole beneficiary of proceeds.

6. That if the Bidder does not provide the above submittals on or before the seventh (7th) calendar day, or does not keep the bonds or insurance policies in effect or allows them to lapse, the Bidder will pay over to the Owner the amount of sixteen thousand five hundred dollars ($16,500.) per day as liquidated damages.

7. That this Proposal is genuine and is not sham or collusive, or made in the interest of, or on behalf of any person not herein named, nor the Bidder in any manner sought to secure for themselves an advantage over any other bidder.

8. The Bidder further proposes and agrees that if his bid is accepted they will commence to perform the work called for by the plans and Contract Documents within seven (7) calendar days after Notice to Proceed is issued and will complete all work within the calendar days specified in the instruction to Bidders.

                                                                    Bid Proposal
                                                                 Bid No. 4182-98
                                                       Revised per ADDENDUM NO.2
                                                               Las Vegas Beltway


14.  CLAIM OF PREFERENTIAL BIDDER STATUS
     -----------------------------------

     Bidder hereby claims that their firm has paid the sale and use tax and/or the motor privilege vehicle tax for each consecutive 12-month period for sixty (60) months immediately preceding the submission of this bid in the amounts necessary to qualify for the preferential bidder status pursuant to NRS 338.147.

     IF BIDDER DOES NOT QUALIFY FOR PREFERENTIAL BIDDER STATUS, CHECK HERE [_].

15.  FOR INFORMATIONAL PURPOSES ONLY:
     -------------------------------

     The General Contractor submitting this bid is a [_] MBE [_] WBE [_] PBE [_] SBE [_] NBE [_] LBE as defined in the instructions to Bidders.

16.   /s/ Alan Terril                  MEADOW VALLEY CONTRACTORS, INC.
      ------------------------------   -------------------------------
      SIGNATURE OF BIDDER              LEGAL NAME OF FIRM AS IT WOULD APPEAR
                                       IN CONTRACT

      ALAN TERRIL                      702-864-2575       702-864-2580
      ------------------------------   ----------------   -------------
      NAME OF BIDDER (PRINT OR TYPE)   TELEPHONE NUMBER   FAX NUMBER

      P.O. BOX 549                        # 0019258
      ------------------------------   --------------------------------------
      ADDRESS OF FIRM                  NEVADA STATE CONTRACTOR'S LICENSE NO.

      MOAPA, NV 89025                        A               UNLIMITED
      ------------------------------   ----------------   --------------------
      CITY, STATE, ZIP CODE            CLASSIFICATION     MONETARY LIMITATIONS,
                                                          IF ANY

      8-28-98                          BUSINESS LICENSE:
      ------------------------------   [X] CLARK COUNTY       - NO. 041648-240-8
      TODAY'S DATE                                                 -------------
                                       [X] CITY OF LAS VEGAS  - NO. 59416
                                                                   -------------

                                                                   Bid Proposal
                                                                Bid No. 4182-98
                                                     Revised per Addendum No. 2
                                                              Las Vegas Beltway

========================================================================================================
ITEM NO.  DESCRIPTION                                  APRROX.     UNIT     UNIT BID         TOTAL
                                                      QUANTITY                PRICE
--------------------------------------------------------------------------------------------------------
634.04    PERMANENT PAVEMENT MARKING FILM, TYPE 1        475        LF        $15.34    $   7,286.50
          (24-INCH SOLID WHITE)
--------------------------------------------------------------------------------------------------------
634.05    PERMANENT PAVEMENT MARKING FILM, TYPE 1      1,230        LF        $11.88    $  14,612.40
          (24-INCH SOLID YELLOW)
--------------------------------------------------------------------------------------------------------
634.06    PERMANENT PAVEMENT MARKING FILM, TYPE 1        257        SF        $ 7.67    $   1,971.19
          (STOP BARS)
--------------------------------------------------------------------------------------------------------
634.07    PERMANENT PAVEMENT MARKING FILM, TYPE 1        791        SF        $13.50    $  10,678.50
          (LEGENDS)
--------------------------------------------------------------------------------------------------------
634.08    PERMANENT PAINTED STRIPING (4-INCH SOLID    41,285        LF        $ 0.09    $   3,715.65
          WHITE)
--------------------------------------------------------------------------------------------------------
634.09    PERMANENT PAINTED STRIPING (4-INCH SOLID    26,115        LF        $ 0.09    $   2,350.35
          YELLOW)
--------------------------------------------------------------------------------------------------------
634.10    PERMANENT PAINTED STRIPING (8"SOLID         19,600        LF        $ 0.17    $   3,332.00
          WHITE)
--------------------------------------------------------------------------------------------------------
634.11    PERMANENT PAINTED STRIPING (8" SOLID         1,940        LF        $ 0.17    $     329.80
          YELLOW)
--------------------------------------------------------------------------------------------------------
634.12    PERMANENT PAINTED STRIPING (4" DOUBLE        1,320        LF        $ 0.17    $     224.40
          SOLID YELLOW)
--------------------------------------------------------------------------------------------------------
634.13    MEDIAN PAINT                                   100        SF        $ 1.62    $     162.00

--------------------------------------------------------------------------------------------------------
635.01    TEMPORARY STRIPING TAPE (8-INCH WHITE        5,580        LF        $ 1.46    $   8,146.80
          EDGE LINE)
--------------------------------------------------------------------------------------------------------
635.02    TEMPORARY STRIPING TAPE (8-INCH WHITE       33,110        LF        $ 1.46    $  48,340.60
          EDGE LINE)
--------------------------------------------------------------------------------------------------------
635.03    TEMPORARY STRIPING TAPE (24-INCH SOLID       1,620        SF        $ 4.43    $   7,176.60
          YELLOW)
--------------------------------------------------------------------------------------------------------
635.04    TEMPORARY STRIPING TAPE (24-INCH SOLID         120        LF        $ 8.86    $   1,063.20
          WHITE)
--------------------------------------------------------------------------------------------------------
642.01    SOIL NAIL RETAINING WALL                    12,565        SF        $51.30    $ 644,584.50

--------------------------------------------------------------------------------------------------------
                                                   TOTAL AMOUNT IN            $55,394,771.96

========================================================================================================

Fifty Five million, three hundred ninety four thousand seven hundred seventy one dollars ninety six cents.
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                             TOTAL AMOUNT IN WORDS

                                 Revised 5-11